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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 1997



                            TARGET THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




         0-19801                                           95-3962471
(Commission File Number)                       (IRS Employer Identification No.)




47201 Lakeview Blvd., Fremont, CA                            94538
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:     (510) 440-7700
                                                      --------------------------

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

                  (a) On January 20, 1997, Target Therapeutics, Inc. (the "Company") executed an Agreement and Plan of Merger (the "Merger Agreement") with Boston Scientific Corporation, a Delaware corporation ("BSC"), pursuant to which a wholly owned subsidiary of BSC (the "Acquisition Subsidiary") will be merged with and into the Company (the "Merger"). Pursuant to the Merger Agreement, each share of common stock of the Company will be converted into the right to receive 1.07 shares of common stock of BSC. The Merger is intended to be a tax-free stock-for-stock exchange for federal income tax purposes and a pooling of interests for accounting purposes. Consummation of the Merger is subject to certain closing conditions, including approval by the stockholders of Target and regulatory approval. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit
         2.1 and is incorporated herein by reference.

                  On January 20, 1997, BSC and the Company issued a joint press release relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  (b) On January 20, 1997, the Company executed a Second Amendment (the "Second Amendment") to its Preferred Shares Rights Agreement, dated as of September 21, 1994, and amended as of May 7, 1996 between the Company and The First National Bank of Boston (as so amended, the "Rights Agreement"). The Second Amendment makes certain changes in the Rights Agreement in order to facilitate the execution of the Merger Agreement and the transactions contemplated thereby. The description of the Second Amendment contained herein is qualified in its entirety by reference to the Second Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

                       None.

                  (b)  PRO FORMA FINANCIAL INFORMATION:

                       None.


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                  (c)  EXHIBITS:

                  2.1 Agreement and Plan of Merger, dated as of January 20, 1997, by and among Boston Scientific Corporation, a Delaware corporation, Patriot Acquisition Corp., a Delaware corporation and Target Therapeutics, Inc., a Delaware corporation.*

                  4.4 Second Amendment to Rights Agreement, dated as of January 20, 1997, between Target Therapeutics, Inc. and The First National Bank of Boston.

                  99.1 Joint Press Release of Boston Scientific Corporation and
                       Target Therapeutics, Inc. dated January 20, 1997.

* The Registrant hereby agrees to furnish, on a supplementary basis, a copy of any omitted schedules to this Agreement to the Securities and Exchange Commission upon its request.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            TARGET THERAPEUTICS, INC.
                            (Registrant)



Dated: January 23, 1997     By: /s/ Robert E. McNamara
                                ------------------------------------------------
                                Robert E. McNamara
                                Vice President, Finance and Administration,
                                Chief Financial Officer (Principal Financial and Accounting Officer) and Assistant Secretary


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                                INDEX TO EXHIBITS

      Exhibits.

      2.1 Agreement and Plan of Merger, dated as of January 20, 1997, by and among Boston Scientific Corporation, a Delaware corporation, Patriot Acquisition Corporation, a Delaware corporation and Target Therapeutics, Inc., a Delaware corporation.

      4.4 Second Amendment to Preferred Shares Rights Agreement, dated as of January 20, 1997, between Target Therapeutics, Inc. and The First National Bank of Boston.

      99.1 Joint Press Release of Boston Scientific Corporation and Target Therapeutics, Inc. dated January 20, 1997.